                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                              PlanetRx.com, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                Delaware                               94-3227733
----------------------------------------         ----------------------
(State of incorporation or organization)            (I.R.S. Employer
                                                 Identification Number)

   349 Oyster Point Blvd., Suite 201
      S. San Francisco, California                       94080
----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)


 If this Form relates to the               If this Form relates to the
 registration of a class of debt           registration of a class of debt
 securities and is effective upon          securities and is to become effective
 filing pursuant to General                simultaneously with the effectiveness
 Instruction A(c)(1) please check the      of a concurrent registration
 following box.                            statement under the Securities Act of
                                           1933 pursuant to General Instruction
                                           A(c)(2) please check the following
                                           box. [_]

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class               Name of each exchange on which
          to be so registered               each class is to be registered

             Not Applicable                         Not Applicable
          -------------------               ------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                       Common Stock,  $0.0001 par value
--------------------------------------------------------------------------------
                               (Title of class)

Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-82485).


Item 2.    Exhibits.
           ---------

           Exhibit
           Number     Description
           -------    -----------
             3.1      Certificate of Incorporation of Registrant, as amended to
                      date - incorporated herein by reference to Exhibit 3.1 to
                      the Company's Registration Statement on Form S-1 (File No.
                      333-82485).

             3.2      Form of Restated Certificate of Incorporation of
                      Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to the Company's Registration
                      Statement on Form S-1 (File No. 333-82485).

             3.3      Bylaws of Registrant - incorporated herein by reference to
                      Exhibit 3.3 to the Company's Registration Statement on
                      Form S-1 (File No. 333-82485).

             3.4 Form of Amended and Restated Bylaws of Registrant to be effective upon the closing of the Registrant's initial public offering - incorporated herein by reference to
                      Exhibit 3.4 to the Company's Registration Statement on
                      Form S-1 (File No. 333-82485).

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                              PLANETRX.COM, INC.


Date:  September 22, 1999                     By:  /s/ Steve Valenzuela
                                                 -------------------------------
                                                 Steve Valenzuela
                                                 Vice President Finance, and
                                                 Chief Financial Officer

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

                                 EXHIBITS
                                 --------

           Exhibit
           Number     Description
           -------    -----------
             3.1      Certificate of Incorporation of Registrant, as amended to
                      date - incorporated herein by reference to Exhibit 3.1 to
                      the Company's Registration Statement on Form S-1 (File No.
                      333-82485).

             3.2      Form of Restated Certificate of Incorporation of
                      Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to the Company's Registration
                      Statement on Form S-1 (File No. 333-82485).

             3.3      Bylaws of Registrant - incorporated herein by reference to
                      Exhibit 3.3 to the Company's Registration Statement on
                      Form S-1 (File No. 333-82485).

             3.4 Form of Amended and Restated Bylaws of Registrant to be effective upon the closing of the Registrant's initial public offering - incorporated herein by reference to
                      Exhibit 3.4 to the Company's Registration Statement on
                      Form S-1 (File No. 333-82485).

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